[AMERICAN BEACON FUNDS LOGO]


             PlanAhead Class                       Service Class
_______________________________________________________________________________


SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUSES DATED MARCH 1, 2005, AS PREVIOUSLY SUPPLEMENTED ON JULY 1, 2005, AUGUST 31, 2005 AND NOVEMBER 30, 2005

As of October 7, 2005, Jeremy W. Merchant ceased to serve on the Manager's portfolio management team.

Michael G. Fry has been added to the International Equity management team at Lazard Asset Management LLC, which is responsible for the day-to-day management of a portion of the International Equity Fund. The following paragraph is hereby added at the end of the description of Lazard Asset Management LLC under the section titled The Sub-Advisors.

        Michael G. Fry joined Lazard in 2005 as a Managing Director and is also a Managing Director and Portfolio
        Manager within Lazard 	Asset Management Limited in
        London. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. He has managed Lazards portion of the Fund since November 2005.